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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 21, 2005

                            COLLECTORS UNIVERSE, INC.
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             (Exact name of registrant as specified in its charter)

            Delaware                    0-27887                33-0846191
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  (State or other jurisdiction        (Commission             (IRS Employer
       of incorporation)              File Number)         Identification No.)

      921 E. Alton Avenue, Santa Ana, California                 92705
      ------------------------------------------              ----------
       (Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code: (949) 567-1234

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01.   REGULATION FD DISCLOSURE

        On November 21, 2005, the Company issued a press release to report that that the Orange County, California trial judge presiding over the previously reported lawsuit, entitled Miller vs. Collectors Universe, Inc. had informed the parties that he intends to render his final ruling on the issue of damages on December 1, 2005 and that the judge also had issued a "tentative ruling" indicating his current intention as to how he will rule on December 1, 2005. That tentative ruling was included, in its entirety, in the press release.

        In that press release, the Company reported that the judge had stated, in his tentative ruling, that he was not willing to render a judgment of $10 million against the Company, as requested by plaintiff, because the judge believes that such an award would be excessive. The Company also stated that it continues to believe that it will not incur any material liability in the Miller case. However, the Company also reported that the judge's tentative ruling indicates that there continue to be a number of relatively novel legal issues involved in this case and that, as a result, it is not possible to predict, with certainty, what the ultimate outcome of this case will be.

        The foregoing description of the contents of the press release is qualified by reference to that press release, in its entirety, a copy of which is attached hereto as Exhibit 99.1 and which, by this reference, is incorporated in full into this report.

        In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

          (c)   Exhibits.

                The following exhibit is filed as part of this report:

                Exhibit No.                       Description
                -----------     ------------------------------------------------
                   99.1         Press Release issued November 21, 2005 reporting
                                Judge's tentative ruling in the lawsuit entitled
                                Miller vs. Collectors Universe, Inc.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                   COLLECTORS UNIVERSE, INC.


Dated: November 21, 2005                           By:  /s/ JOSEPH J. WALLACE
                                                        ------------------------
                                                        Joseph J. Wallace,
                                                        Chief Financial Officer

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                                INDEX TO EXHIBITS

        Exhibit No.                          Description
        -----------    --------------------------------------------------------
           99.1        Press Release issued November 21, 2005 reporting Judge's
                       tentative ruling in the lawsuit entitled Miller vs.
                       Collectors Universe, Inc.

                                       E-1